UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Farmington Road, Mocksville, North Carolina (Address of Principal Executive Office)	27028 (Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value	XXII	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

Acceptance of plan for regaining compliance with Nasdaq Listing Rule 5550(b)(1)

As previously disclosed, on April 4, 2024, 22nd Century Group, Inc. (the “Company”) received a letter from Nasdaq Stock Market LLC (“Nasdaq”) indicating that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), because (i) the stockholders’ equity (deficit) of the Company of ($8,410,000) as of December 31, 2023, as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, was below the minimum stockholders’ equity requirement of $2,500,000 and (ii) the Company did not, as of April 3, 2024, meet the alternatives standards of market value of listed securities or net income from continuing operations for compliance with Nasdaq Listing Rule 5550(b)(1). The letter indicated that the Company had a period of 45 calendar days from the date of the letter to submit a plan to regain compliance. The Company submitted its plan to regain compliance to Nasdaq on May 17, 2024.

On June 3, 2024, the Company received a letter from Nasdaq notifying the Company that Nasdaq had reviewed the Company’s plan for regaining compliance with Nasdaq Listing Rule 5550(b)(1) and granted the Company a 180-calendar day extension from April 4, 2024 (or until October 1, 2024) to evidence compliance with Nasdaq Listing Rule 5550(b)(1).

If the Company fails to evidence compliance with Nasdaq Listing Rule 5550(b)(1) on or before October 1, 2024, the Company may be subject to delisting. Were this to occur, Nasdaq will provide the Company notice that the Company’s ordinary shares are to be subject to delisting. At that time, the Company may appeal the delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules. However, there can be no assurance that, if the Company does appeal any delisting determination by Nasdaq to the panel, that such appeal would be successful.

The Company intends to take all reasonable measures available to regain compliance under the Nasdaq Listing Rule 5550(b)(1) and remain listed on Nasdaq. However, there can be no assurance that the Company will be able to regain compliance with Nasdaq Listing Rule 5550(b)(1), maintain compliance with the other Nasdaq listing requirements or be successful in appealing any delisting determination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Lawrence Firestone
Date: June 4, 2024	Lawrence Firestone
Chief Executive Officer